Fair Value Measurements	6 Months Ended
Jun. 30, 2022
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 4:-	FAIR VALUE MEASUREMENTS

The Company establishes the fair value of its assets and liabilities using the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company established a fair value hierarchy based on the inputs used to measure fair value. The three levels of the fair value hierarchy are as follows:

Level 1: Quoted prices in active markets for identical assets or liabilities.

Level 2: Inputs, other than the quoted prices in active markets, that are observable either directly or

Level 3: Unobservable inputs in which little or no market data exists and are therefore determined using estimates and assumptions developed by the Company, which reflect those that a market participant would use.

In accordance with ASC 820 “Fair Value Measurements and Disclosures”, the Company measures its short-term investment at fair value. Short-term investments are classified within Level 1 as the valuation inputs are valuations based on quoted prices in active markets for identical assets that the Company has the ability to access. The company’s short-term investment consists of an equity investment in a publicly traded company.

The Company’s financial assets and liabilities measured at fair value on a recurring basis, consisted of the following types of instruments as of the following dates: instruments as of the following dates:

	June 30, 2022
Description	Fair value	Level 1	Level 2	Level 3

Short-term equity investment	$39	$39	$-	$-

	December 31, 2021
Description	Fair value	Level 1	Level 2	Level 3

Short-term equity investment	$237	$237	$-	$-